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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934







          Date of report (Date of earliest event reported):   JULY 15, 1998
                                                              -------------


                                     U.S. BANCORP
                                     ------------
                (Exact name of registrant as specified in its charter)


          DELAWARE                    1-6880                41-0255900
          --------                    ------                ----------
(State or other jurisdiction       (Commission           (I.R.S Employer
     of Incorporation)             File Number)        Identification No.)


              601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA    55402
              --------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code:     612-973-1111
                                                                ------------


                                   NOT APPLICABLE
                                   --------------
           (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS

          On July 15, 1998, U.S. Bancorp (the "Company") released its second quarter 1998 earnings summary to the public. The Company's press release, dated July 15, 1998, announcing such earnings summary is included as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c.)  Exhibits (filed herewith)


               99   Press release issued by U.S. Bancorp on July 15, 1998.



                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         U.S. BANCORP

                         By   /s/ Susan E. Lester
                              -------------------
                              Susan E. Lester
                              Executive Vice President & Chief Financial Officer




DATE:  July 15, 1998
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